UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 8, 2017

QUANTENNA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37927	33-1127317
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3450 W. Warren Avenue
Fremont, California 94538
(Address of principal executive offices)
(510) 743-2260
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.
On May 8, 2017, Quantenna Communications, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal year 2017 ended April 2, 2017. In the press release, the Company also announced that it would be holding a conference call on May 8, 2017 to discuss its financial results for the first quarter of fiscal year 2017. The full text of the press release is attached hereto as Exhibit 99.1. In addition, a copy of the supplemental financial commentary and supplemental earnings presentation is attached hereto as Exhibits 99.2 and 99.3, respectively. The press release, supplementary financial commentary and supplemental earnings presentation are incorporated herein by reference.
This information is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Quantenna Communications, Inc., dated May 8, 2017
99.2	Supplemental Financial Commentary dated May 8, 2017
99.3	Supplemental Earnings Presentation dated May 8, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTENNA COMMUNICATIONS, INC.
Date: May 8, 2017	By: /s/ Tom MacMitchell
Tom MacMitchell
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Quantenna Communications, Inc., dated May 8, 2017
99.2	Supplemental Financial Commentary dated May 8, 2017
99.3	Supplemental Earnings Presentation dated May 8, 2017